Exhibit 10.4
AMENDMENT NO. 1
TO COLLATERAL TRUST AGREEMENT
AMENDMENT NO. 1 TO COLLATERAL TRUST AGREEMENT, dated as of February 1, 2021 (this “Amendment”), to the Collateral Trust Agreement, dated as of November 20, 2018 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among HC2 HOLDINGS, INC. (the “Issuer”), the Grantors from time to time party thereto, U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee, and U.S. BANK NATIONAL ASSOCIATION, as “Trustee” under the “Indenture” (each as defined in the Collateral Trust Agreement prior to giving effect to this Amendment).
WHEREAS, U.S. Bank National Association, as the Authorized Representative of the holders of more than 50% of the sum of the aggregate outstanding principal amount of Pari Passu Debt (the “Specified Authorized Representative”), the Issuer, the Grantors and the Collateral Trustee have agreed to amend certain terms and conditions of the Collateral Trust Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Definitions. All terms used herein that are defined in the Collateral Trust Agreement and not otherwise defined herein shall have the meanings assigned to them in the Collateral Trust Agreement.
2.    Amendments to Collateral Trust Agreement.
(a)    Preliminary Statements. The first preliminary statement of the Collateral Trust Agreement is hereby amended and restated in its entirety as follows:
WHEREAS, the Issuer intends to issue 11.500% Senior Secured Notes, due 2021, in an aggregate principal amount of $470.0 million pursuant to an Indenture, dated as of the date hereof, among the Issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee.
(b)    Existing Definitions.    The following definitions in Section 1.1 of, the Collateral Trust Agreement are hereby amended and restated in their entirety to read as follows:
(i)    “Indenture” means the Indenture, dated February 1, 2021, among the Issuer, the guarantors, as defined therein, and the Trustee, as trustee, as amended, supplemented, refinanced, replaced or otherwise modified and in effect from time to time.
(ii)    “Notes” means the Issuer’s 8.500% Senior Secured Notes due 2026, issued pursuant to the Indenture.

(iii)    “Trustee” means U.S. Bank National Association, in its capacity as trustee pursuant to the Indenture and any successor appointed in accordance with the Indenture.
(c)    Notices.
(i)    The addresses for notices to the Issuer or any other Grantor set forth in Section 7.6 of the Collateral Trust Agreement are hereby replaced with the following addresses:

If to the Issuer or any other Grantor:
HC2 Holdings, Inc. Attention: Joseph Ferraro 450 Park Avenue, 29th Floor New York, NY 10022
with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP Attention: Gregory Fernicola
One Manhattan West
New York, New York, 10001

(ii)    The addresses for notices to the Trustee set forth in Section 7.6 of the Collateral Trust Agreement are hereby replaced with the following addresses:

If to the Trustee:
U.S. Bank National Association Global Corporate Trust Services Mailcode: EP MN WS3C
60 Livingston Avenue St. Paul, MN 55107-2292
Facsimile No.: (651) 466-4730
Attention:    Benjamin Krueger – Vice President and Account Manager
with a copy to:
Thompson Hine LLP
Attention: Yesenia Batista
335 Madison Ave., 12th Floor

3.    Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment Effective Date”):

(a)    the Collateral Trustee and the Specified Authorized Representative shall have received a copy of this Amendment, duly executed and delivered by the Issuer, the Grantors, the Collateral Trustee and the Specified Authorized Representative.
(b)    the Collateral Trustee shall have received (i) an Officer’s Certificate, signed on behalf of the Issuer by an officer of the Issuer, to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Security Documents and (ii) an opinion of counsel of the Issuer to the effect that the execution of this Amendment is authorized or permitted under the Collateral Trust Agreement, in each case, as set forth in Section 7.1(b) of the Collateral Trust Agreement.
(c)    the Collateral Trustee shall have received a notice of Discharge of Specified Pari Passu Obligations from the “Trustee” with respect to the “Notes” (in each case, under and as defined in the Collateral Trust Agreement prior to giving effect to this Amendment), as required under Section 7.7 of the Collateral Trust Agreement.
4.    Continued Effectiveness of the Collateral Trust Agreement. Each party hereto(a) acknowledges and consents to this Amendment and (b) confirms and agrees that the Collateral Trust Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in the Collateral Trust Agreement and any Security Document to “the Collateral Trust Agreement”, to the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Collateral Trust Agreement shall mean the Collateral Trust Agreement as amended by this Amendment. This Amendment does not and shall not affect any of the obligations of the parties to the Collateral Trust Agreement, other than as expressly provided herein.
5.    Direction to Collateral Trustee. The Specified Authorized Representative, as the Authorized Representative of the holders of more than 50% of the sum of the aggregate outstanding principal amount of Pari Passu Debt as of the date hereof hereby (a) directs the Collateral Trustee to execute and deliver this Amendment and (b) acknowledges and agrees that the direction in this Section 5 constitutes an Act of Required Secured Parties under Sections 1.1 and 7.1 of the Collateral Trust Agreement.
6.    Miscellaneous.
(a)    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature , physical delivery thereof or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Without limiting the generality of the foregoing, the Issuer and each other Grantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Collateral Trustee, the Issuer and the other Grantors, electronic images of Collateral Trust Agreement as amended by this Amendment (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original and (ii) waives any argument, defense or right to contest the validity or enforceability of the Collateral Trust Agreement as amended by this Amendment based solely on the lack of paper original copies of the Collateral Trust Agreement and/or this Amendment, including with respect to any signature pages thereto.
(b)    Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)    Sections 7.14 (Governing Law), 7.15 (Consent to Jurisdiction) and 7.16 (Waiver of Jury Trial) of the Collateral Trust Agreement are incorporated herein by reference mutatis mutandis.
(d) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
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HC2 HOLDINGS, INC.
as Issuer

By:	/s/ Michael Sena
Name: Michael Sena Title: CFO

HC2 HOLDINGS 2, INC.
as Grantor

By:	/s/ Michael Sena
Name: Michael Sena Title: CFO

DBM GLOBAL INTERMEDIATE HOLDCO INC.
as Grantor

By:	/s/ Michael Sena
Name: Michael Sena Title: CFO

Amendment No. 1 to Collateral Trust Agreement – Signature Page

U.S. BANK NATIONAL ASSOCIATION, as
Collateral Trustee

By:	/s/ Benjamin J. Krueger
Name:	Benjamin J. Krueger
Title:	Vice President

Amendment No. 1 to Collateral Trust Agreement – Signature Page

U.S. BANK NATIONAL ASSOCIATION, as
Authorized Representative

By:	/s/ Benjamin J. Krueger
Name:	Benjamin J. Krueger
Title:	Vice President

Amendment No. 1 to Collateral Trust Agreement – Signature Page